UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 2, 2007

ISONICS CORPORATION
(Exact name of registrant as specified in its charter)

California	001-12531	77-0338561
State of	Commission File	IRS Employer
Incorporation	Number	Identification No.

5906 McIntyre Street, Golden, Colorado 80403

Address of principal executive offices

303-279-7900

Telephone number, including
Area code

Not applicabl

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 2, 2007, at a special meeting of shareholders held in Greenwood Village, Colorado, the Company’s shareholders approved an amendment to our Articles of Incorporation to increase the Company’s authorized capital from 75,000,000 shares of common stock to 175,000,000 shares.  On January 2, 2007 we filed a Certificate of Amendment to our Articles of Incorporation increasing our authorized capital with the California Secretary of State.  The Amendment became effective on January 3, 2007.   A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

The amendment does not affect the number of authorized shares of preferred stock.

A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01 — Other Events

At the January 2, 2007 special meeting of shareholders held in Greenwood Village, Colorado, two proposals were submitted to the shareholders for approval as set forth in Isonics Corporation’s proxy statement dated December 5, 2006:

1.                                       An amendment to our Articles of Incorporation to increase our authorized common stock to 175,000,000 shares.

2.                                       An amendment to our Articles of Incorporation to effect a reverse stock split of 1:1.5, 1:2, 1:3, OR 1:4 as finally selected by the Board of Directors at any time selected by the Board of Directors prior to December 31, 2007.

There was no solicitation contrary to Isonics’ proxy statement.

There were 47,802,474 shares of common stock outstanding as of the record date (December 4, 2006) and no shares of preferred stock.  38,276,651 shares of common stock were present at the meeting and constituted a quorum.

At the meeting, the shareholders approved both proposals, as follows:

	For	Against	Abstain
Amendment to Increase Authorized Capital	35,529,706 shares	2,139,138 shares	607,807 shares
Amendment to effect a reverse stock split	36,076,898 shares	1,560,722 shares	639,031 shares

Item 9.01 — Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired.

Not applicable.

(b)           Pro forma financial information.

Not applicable.

(c)           Shell company transactions.

Not applicable.

(d)                                 Exhibits

3.1                                 Certificate of Amendment to Articles of Incorporation of Isonics Corporation increasing the authorized shares of common stock to 175,000,000 shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 4th day of January 2007.

Isonics Corporation

By:	/s/ James E. Alexander
James E. Alexander
President and Chief Executive Officer